UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 23, 2009

FORD MOTOR COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-3950 (Commission File Number)	38-0549190 (I.R.S. Employer Identification No.)

One American Road
Dearborn, Michigan 48126
(Address of Principal Executive Offices) (Zip Code)

(313) 322-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.           Other Events.

On March 23, 2009, Ford Motor Credit Company announced the results of its previously announced $500 million cash tender offer for our senior secured term loan debt and the early tender results as of March 19, 2009 of its previously announced $1.3 billion cash tender offer for our unsecured, non-convertible debt securities.  A copy of the press release is attached hereto as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01.            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1          Press Release dated March 23, 2009 of Ford Motor Credit Company LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

By:	/s/ Peter J. Sherry, Jr.
	Name:	Peter J. Sherry, Jr.
	Title:	Associate General Counsel and Secretary

Date: March 23, 2009

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 99.1	Press Release dated March 23, 2009 of Ford Motor Credit Company LLC